Exhibit 10.14

Provident Financial Services, Inc. 2019 Long-Term Equity Incentive Plan

Provident Financial Services, Inc. 2019 Long-Term Equity Incentive Plan. (Filed as an Exhibit to the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 15, 2019/File No. 001-31566.)